                                    AMENDMENT


         AMENDMENT (this "Amendment") dated as of October 2, 1996 between MBNA CORPORATION, a Maryland corporation (the "Company"), and THE BANK OF NEW YORK, a New York corporation (the "Bank").


                              W I T N E S S E T H:


         WHEREAS, the Company and the Bank are parties to a certain Credit Agreement dated as of October 5, 1994, as amended October 5, 1994, as of October 4, 1995 and as of June 28, 1996 (the "Credit Agreement"); and

         WHEREAS, the Company and the Bank desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. All capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

                   2. As used in the Credit Agreement, each reference to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and as the same may from time to time be further amended, supplemented or otherwise modified.

                  3. The definition of "Termination Date" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Termination Date' shall mean the earlier to occur
                  of:

                                    (a) October 1, 1997 (or any later date
                  agreed to between the Bank and the Company as specified in
                  Section 2.01(b)); and

                                    (b) the date on which the Commitment shall
                  terminate in accordance with the provisions of this Agreement."

                  4. Section 2.01(b) of the Credit Agreement is hereby amended by changing "initial" where it appears on the second, third and fifth lines thereof to "then".

                  5. The Company represents and warrants to the Bank as follows:

                           (a) The Company has all requisite power and authority to execute and deliver this Amendment and to incur the obligations provided for in this Amendment and in the Credit Agreement as amended by this Amendment (the "Amended Credit Agreement"), which execution, delivery and incurrence have been duly authorized by all necessary and proper action. Except for the consents and approvals previously delivered to the Bank, no consent or approval or the taking of any other action (including, without limitation, of or by shareholders or of or by any governmental department, commission, board, bureau, instrumentality or agency) is required as a condition to the execution, delivery, performance, validity or enforceability of this Amendment or the Amended Credit Agreement.

                           (b) This Amendment has been duly executed and delivered by the Company. Each of this Amendment and the Amended Credit Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by equitable principles relating to enforceability.

                           (c) The execution, delivery and performance by the Company of this Amendment and of the Amended Credit Agreement do not
         (i) violate any provision of the Company's Organization Documents, (ii) violate any order, decree or judgment, or any provision of any statute, rule or regulation, (iii) violate or conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any Contractual Obligation to which the Company is a party, or (iv) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of the Company.

                           (d) All of the representations and warranties set forth in the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on the date hereof.

                           (e) As of the date hereof, there exists no Default or Event of Default which has occurred and is continuing.

                   6. Simultaneously with the execution and delivery of this Amendment, the Company will execute and deliver to the Bank (a) a certificate of the Secretary or an Assistant Secretary of the Company (the "Certificate") which states that attached thereto or set forth therein is a true and correct copy of all action taken by the Company (which action has not been modified, amended or rescinded and is in full force and effect) to authorize the execution, delivery and performance by the Company of this Amendment (including, without limitation, the extension of the Termination Date effected by this Amendment) and the performance of the Amended Credit Agreement and (b) a favorable written opinion of John W. Scheflen, General Counsel of the Company, dated the date of this Amendment and in the form of Annex 1 attached to this Amendment (the "Opinion").

                   7. The amendments of the Credit Agreement set forth in this Amendment are limited precisely as written, and, except as expressly amended by this Amendment, nothing contained in this Amendment shall be deemed (a) to be a waiver, amendment, modification or other change of any term, condition or provision of the Credit Agreement (or a consent to any such waiver, amendment, modification or other change), (b) to prejudice any right or rights which the Bank may have under the Credit Agreement, or (c) to entitle the Company to a waiver, amendment, modification or other change of any term, condition or provision of the Credit Agreement (or a consent to any such waiver, amendment, modification or other change), or to a consent, in similar or different circumstances.

                  8. Except as expressly amended by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect.

                  9. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  10. This Amendment may be executed in two or more counterparts, each of which shall constitute but one instrument, and shall be effective as of October 2, 1996 when copies hereof, which, when taken together, bear the signatures of each of the parties hereto, shall be delivered to the Bank, together with the Certificate and the Opinion.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first written above.


                                            MBNA CORPORATION


                                            By:      _________________________
                                                     Name:  __________________
                                                     Title: __________________


                                            THE BANK OF NEW YORK

                                            By:      _________________________
                                                     Name:  __________________
                                                     Title: __________________

                                                                         ANNEX 1

                       FORM OF OPINION OF JOHN W. SCHEFLEN


                                 October 2, 1996


The Bank of New York
One Wall Street
New York, New York  10286

Ladies and Gentlemen:

         I am General Counsel for MBNA Corporation (the "Company") and in that capacity have acted as counsel to the Company in connection with the Credit Agreement (the "Credit Agreement") dated as of October 5, 1994, as heretofore amended, between the Company and The Bank of New York (the "Bank") and the Amendment thereto dated as of October 2, 1996 between the Bank and the Company (the "Amendment"; the Credit Agreement as amended by the Amendment is referred to herein as the "Amended Credit Agreement"). This opinion is rendered to the Bank pursuant to Paragraph 6(b) of the Amendment. Capitalized terms used in this opinion without definition have the same meanings as in the Amended Credit Agreement.

         In my capacity as such counsel, I have examined and relied upon such records, documents, certificates, opinions and other matters as are in my judgment necessary or appropriate to enable me to render the opinion expressed herein. Based on the foregoing, I am of the opinion that:

         1. Corporate Existence and Power. The Company and each of its Significant Subsidiaries:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (b) Has the power and authority and all governmental licenses, authorization, consents and approvals to own its assets, carry on its business, execute and deliver the Amendment and execute, deliver, and perform its obligations under the Amended Credit Agreement;

                  (c) Is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and

                  (d) Is in compliance with all Requirements of Law;

except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

         2. Corporate Authorization; No Contravention. The execution and delivery by the Company of the Amendment and the execution, delivery and performance by the Company of the Amended Credit Agreement have been duly authorized on behalf of the Company by all necessary corporate action, and do not and will not:

                  (a) Contravene the terms of any of the Company's Organization Documents;

                  (b) Conflict with or result in any breach or contravention of, or the creation of any lien under, any document known to me evidencing any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its Property is subject which, in the aggregate, would be reasonably likely to result in a Material Adverse Effect; or

                  (c) Violate any Requirement of Law.

         3. Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or validity of or enforcement against, the Company of the Amendment or the Amended Credit Agreement.

         4. Regulated Entities. None of the Company, any Person controlling the Company or any Subsidiary of the Company, is an "Investment Company" within the meaning of the Investment Company Act of 1940.

         I am admitted to the bar of the State of Maryland and express no opinion as to the laws of any jurisdiction other than the laws of the State of Maryland and the federal laws of the United States of America.

         The opinion may be relied upon by the Bank and by Participants and Assignees. A copy of this opinion may also be made available to governmental or regulatory authorities. Without my prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

                                            Very truly yours,

                                            John W. Scheflen
                                            Executive Vice President
                                            General Counsel and Secretary

                                    AMENDMENT


         AMENDMENT (this "Amendment") dated as of June 28, 1996 between MBNA CORPORATION, a Maryland corporation (the "Company"), and THE BANK OF NEW YORK, a New York corporation (the "Bank").


                              W I T N E S S E T H:


         WHEREAS, the Company and the Bank are parties to a certain Credit Agreement dated as of October 5, 1994, as amended October 5, 1994 and as of October 5, 1995 (the "Credit Agreement"); and

         WHEREAS, the Company and the Bank desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. All capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

                  2. As used in the Credit Agreement, each reference to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and as the same may from time to time be further amended, supplemented or otherwise modified.

                  3. Section 5.05 of the Credit Agreement is hereby amended by inserting the following in lieu of the words "Except as specifically disclosed in Schedule 5.05":

                  "Except as disclosed in the Company's most recent Annual Report on Form 10-K or in any subsequent report of the Company on Form 10-Q or 8-K dated prior to the date of this Agreement or any subsequent amendment hereto"

                  4. The Company represents and warrants to the Bank as follows:

                           (a) The Company has all requisite power and authority to execute and deliver this Amendment and to incur the obligations provided for in this Amendment and in the Credit Agreement as amended by this Amendment (the "Amended Credit Agreement"), which execution, delivery and incurrence have been duly authorized by all necessary and proper action. Except for the consents and approvals previously delivered to the Bank, no consent or approval or the taking of any other action (including, without limitation, of or by shareholders or of or by any governmental department, commission, board, bureau, instrumentality or agency) is required as a condition to the execution, delivery, performance, validity or enforceability of this Amendment or the Amended Credit Agreement.

                           (b) This Amendment has been duly executed and delivered by the Company. Each of this Amendment and the Amended Credit Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by equitable principles relating to enforceability.

                           (c) The execution, delivery and performance by the Company of this Amendment and of the Amended Credit Agreement do not
         (i) violate any provision of the Company's Organization Documents, (ii) violate any order, decree or judgment, or any provision of any statute, rule or regulation, (iii) violate or conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any Contractual Obligation to which the Company is a party, or (iv) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of the Company.

                           (d) All of the representations and warranties set forth in the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on the date hereof.

                           (e) As of the date hereof, there exists no Default or Event of Default which has occurred and is continuing.

                  5. The amendments of the Credit Agreement set forth in this Amendment are limited precisely as written, and, except as expressly amended by this Amendment, nothing contained in this Amendment shall be deemed (a) to be a waiver, amendment, modification or other change of any term, condition or provision of the Credit Agreement (or a consent to any such waiver, amendment, modification or other change), (b) to prejudice any right or rights which the Bank may have under the Credit Agreement, or (c) to entitle the Company to a waiver, amendment, modification or other change of any term, condition or provision of the Credit Agreement (or a consent to any such waiver, amendment, modification or other change), or to a consent, in similar or different circumstances.

                  6. Except as expressly amended by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect.

                  7. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  8. This Amendment may be executed in two or more counterparts, each of which shall constitute but one instrument, and shall be effective as of June __, 1996 when copies hereof, which, when taken together, bear the signatures of each of the parties hereto, shall be delivered to the Bank.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first written above.


                                            MBNA CORPORATION



                                            By:      _________________________
                                                     Name:  __________________
                                                     Title: __________________


                                            THE BANK OF NEW YORK



                                            By:      _________________________
                                                     Name:  __________________
                                                     Title: __________________